SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 3, 2002
                                                  (October 19, 2002)

                              OCEAN RESOURCES, INC.
                    ----------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



                                    Delaware
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            000-49750                                       33-0857223
----------------------------------               -------------------------------
(Commission File Number)                           (I.R.S. Employer
                                                    Identification No.)

232A Royal Palm Way
Palm Beach, Florida                                           33480
----------------------------------               -------------------------------
Address of Principal Executive Offices)                    (Zip Code)

                                 (561) 822-9995
                 ----------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                      3838 Camino Del Rio North, Suite 333
                           San Diego, California 92108
                 ---------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     On October 19, 2002, Dick Barton, one of the members of the Company's Board of Directors, resigned for personal reasons. He did not do so because of a disagreement with the registrant on any matter relating to the registrant's operations, policies or practices, and therefore did not furnish the registrant with a letter describing any such disagreement requesting that any matter be disclosed.


Item 7. Financial Statements and Exhibits

None.









                                    SIGNATURE



     Pursuant to the requirements required of the Securities and Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                              OCEAN RESOURCES, INC.




DATED: December 3, 2002



BY:/s/Stephen H. Durland
-------------------------
Stephen H. Durland, CFO